EXHIBIT 10-19.2
TEGNA INC.
EXECUTIVE SEVERANCE PLAN
(As Amended Through May 30, 2017)

Amendment No. 2

TEGNA Inc. hereby amends the TEGNA Inc. Executive Severance Plan, as amended through May 30, 2017, as amended, (the “Plan”), as follows:

1.Effective as of [____________ __, 2023], the Plan is amended to add the following new Section 18 to the Plan:
18. Executive Officer Cash Severance Policy. Notwithstanding any provision to the contrary, the Plan benefits payable to Participants who first become entitled to participate in this Plan on or after [____________ __, 2023], shall be subject to the Company’s Executive Officer Cash Severance Policy dated [____________ __, 2023], 2023 (the “Cash Severance Policy”) if such Policy applies to the Participant. If a Participant is subject to the Cash Severance Policy, a Participant’s benefit under Section 7 shall be reduced to the extent required to comply with such Policy.

IN WITNESS WHEREOF, TEGNA Inc. has caused this Amendment to be executed by its duly authorized officer as of ____________ ____, 2023.

TEGNA INC.

By:
Jeffery Newman
Senior Vice President and Chief Human Resources Officer